UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 4, 2004

                           Critical Therapeutics, Inc.
               (Exact name of registrant as specified in charter)

               Delaware               000-50767              04-3523569
        (State or other juris-       (Commission            (IRS Employer
       diction of incorporation     File Number)         Identification No.)


    60 Westview Street, Lexington, Massachusetts                02421
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 12.  Results of Operations and Financial Condition

         On August 4, 2004, Critical Therapeutics, Inc. announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 4, 2004                 CRITICAL THERAPEUTICS, INC.

                                      By:   /s/ Frank E. Thomas
                                            ------------------------------------
                                            Frank E. Thomas
                                            Vice President of Finance, Chief
                                            Financial Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1                              Press Release dated August 4, 2004